Investor Presentation First Quarter 2021 April 27, 2021 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

2© 2021 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR and potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2020, and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Company Overview 4 Financial Highlights 11 Loan Portfolio and Credit Quality 19 Culture and Governance 24 Appendix Material 31

PPBI Company Overview

5© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(3) Profitability and Credit Quality(3) Assets $20.17 billion ROAA 1.37% Loans HFI $13.12 billion PPNR ROAA(4)(5) 1.86% TCE / TA(5) 8.97% Efficiency Ratio(5) 48.6% Tier 1 Capital Ratio 12.05% NPA / Assets 0.19% Total RBC Ratio 16.26% ACL / Loans 2.04% Premier commercial bank in key metropolitan areas throughout the Western U.S. Headquarters Irvine, CA Exchange/Listing Nasdaq: PPBI Market Capitalization(1) $4.1 Billion Average Daily Volume(2) 432,407 Shares Common Shares Outstanding(3) 94,644,415 Dividend Yield(1) 3.0% # of Research Analysts 6 Analysts Client Focus Small & Middle-Market Businesses Branch Network 65 Full Service Branch Locations Corporate Overview Note: All dollars in millions 1. Market data as of April 26, 2021 2. 3-month average as of April 26, 2021 3. As of March 31, 2021 or for the three months ended March 31, 2021 4. Pre-provision net revenue excludes merger-related expense 5. Please refer to non-U.S. GAAP reconciliation in the appendix Financial Highlights BRANCH FOOTPRINT 11 2 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (22) San Diego (6) Riverside-San Bernardino (9) 37 Central Coast California San Luis Obispo (9) Santa Barbara (2) 11 Pacific Northwest Seattle MSA (10) Portland MSA (2) Other Washington (1) PACIFIC PREMIER BANCORP, INC.

6© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PEER COMPARISON PPNR ROAA(2)(3) Pacific Premier has consistently outperformed Western bank peers(1) Net Interest Margin Efficiency Ratio(3) Nonperforming Assets to Total Assets 1. Peer group consists of Western region banks and thrifts with total assets between $5 billion and $50 billion as of December 31, 2020 2. Pre-provision net revenue exclusive of merger-related expenses 3. Please refer to the non-U.S. GAAP information in the appendix 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86% 1.66% 1.67% 1.67% 1.71% 1.70% 1.50% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 PPBI Peer Median 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% 3.88% 3.75% 3.80% 4.02% 3.99% 3.41% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 PPBI Peer Median 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6% 59.4% 58.5% 54.4% 55.4% 56.1% 56.5% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 PPBI Peer Median 0.18% 0.04% 0.04% 0.04% 0.08% 0.15% 0.19% 0.83% 0.52% 0.43% 0.36% 0.36% 0.41% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 PPBI Peer Median

7© 2021 Pacific Premier Bancorp, Inc. | All rights reserved DISCIPLINED ACQUIRER Note: All dollars in millions Acquisition Timeline January 2015 Independence Bank ($422MM assets) January 2014 Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2016 Security California Bancorp ($715MM assets) April 2017 and November 2017 Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets) July 2018 Grandpoint Capital, Inc. ($3.2B assets) March 2013 and June 2013 First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) April 2012 Palm Desert National Bank ($103MM assets) in FDIC-assisted deal February 2011 Canyon National Bank ($192MM assets) in FDIC- assisted deal PPBI acquisitions have strengthened and enhanced franchise value • Acquisitions are fully integrated into Pacific Premier with a “one bank, one culture” approach • Total Assets have grown 41% compounded annually since 2013 June 2020 Opus Bank ($8.3B assets) $1,714 $2,038 $2,790 $4,036 $8,025 $11,487 $11,776 $19,737 $20,173 $- $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 2018 2019 2020 1Q'21 Non-Acquired Acquired

8© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $9 .0 8 $1 0. 12 $1 1. 17 $1 2. 51 $1 5. 26 $ 16 .9 7 $1 8. 84 $1 8. 65 $1 8. 19 $0 .8 8 $1 .9 1 $2 .2 1 TBVPS Cumulative Dividends SHAREHOLDER FOCUSED Consolidated PPBI Pacific Premier Bank Leverage Ratio 9.66% 9.47% 10.68% Common Equity Tier 1 Ratio (CET1) 12.05% 12.04% 11.59% Tier 1 Ratio 12.05% 12.04% 11.66% Total Risk Based Capital Ratio 16.26% 16.31% 14.23% Tangible Common Equity Ratio(1) 8.97% 9.40% 10.06% Leverage Ratio 11.13% 10.89% 12.54% Common Equity Tier 1 Ratio (CET1) 13.90% 13.84% 13.70% Tier 1 Ratio 13.90% 13.84% 13.70% Total Risk Based Capital Ratio 15.92% 15.89% 14.28% Q1 2021 Q4 2020 Q1 2020 • Dividend increased 10% from prior quarter to $0.33 share, optimizing capital management • Repurchased approximately 200,000 shares during the first quarter 1. Please refer to non-U.S. GAAP reconciliation in appendix Growth in Tangible Book Value per Share (1)

9© 2021 Pacific Premier Bancorp, Inc. | All rights reserved INNOVATION LEADER Leveraging technology to better serve our clients and operate more efficiently Current and Planned Technology Offerings Salesforce® Integration • Integration of Salesforce® – a leading relationship management platform – licensed and implemented in 2012 • Fully leveraged across the enterprise • Continually enhancing, customizing and leveraging Salesforce® throughout the Bank to expand client relationships, develop new business, data aggregation, and management reporting  Pacific Premier API - Money Movement  Modernized Digital Online Banking  Zelle® P2P Payments  Integrated Payables Solutions  Same Day ACH Support  Direct Biller / Invoice Presentment  Enhanced Mobile with Debit Card Controls  Modernized Remote Deposit Capture  Expanded Secure File Transmissions Platform  Voice Recognition Biometric Authentication Note: Zelle and Salesforce are registered trademarks of Early Warning Services LLC and Salesforce.com, Inc.

10© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER API BANKING Open API banking creates new opportunities to engage with clients, industry partners and FinTech companies alike Modernize the client’s access to secure funds movement and data analytics • Access to real-time account information, secure funds movement and data analytics • Manual, repetitive banking tasks are automated securely • Designed to address traditional pain points associated with cash movement and treasury management services • We can take our automated solutions directly into the client’s environment 33,000+ Active Accounts $3.5 Billion Deposits 89,000+ Daily API Transactions 19 Partners

PPBI Q1 2021 Financial Highlights

12© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Q1 2021 RESULTS 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Noninterest expense, excluding merger-related expense 3. Including fair value net discount on acquired loans 4. Share repurchase program approved on January 11, 2021 Earnings • Net income of $68.7 million, or $0.72 per diluted share • ROAA of 1.37% and ROATCE of 16.21%(1) • Pre-provision net revenue (“PPNR”) of $92.9 million and PPNR ROAA of 1.86%(1) • Net interest margin of 3.55%; core net interest margin of 3.30%(1) • Efficiency ratio of 48.6%(1) and noninterest expense of $92.5 million(2) Loans • Loan portfolio of $13.1 billion, a decrease of 0.9% from the prior quarter • Record loan production of $1.15 billion during Q1 2021 • Loan / deposit ratio of 78.4%, compared to 81.6% in Q4 2020 Deposits • Deposits of $16.7 billion, an increase of 3.2% from the prior quarter • Non-maturity deposits of 92% and noninterest-bearing checking of 38% of total deposits • Average cost of deposits decreased to 0.11% from 0.14% in Q4 2020 Capital • Declared quarterly dividend of $0.33 per share, a 10% increase compared to the prior quarter • Repurchased ~200,000 shares under current authorization(4) • Tangible common equity to tangible assets of 8.97% and total risk-based capital ratio of 16.26%(1) • Tangible book value per share of $18.19(1) Asset Quality • Delinquent loans were 0.17% of total loans • Nonperforming assets were 0.19% of total assets • Net charge-offs of $1.3 million, or 0.01% of average loans • No COVID-19 temporary loan modifications as of March 31, 2021 • ACL of $267.0 million, or 2.04% of loans; loss absorption capacity equals 2.81% of loans(3)

13© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $67.3 $87.0 $120.7 $172.7 $278.6 $423.7 $482.5 $645.5 $741.6 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Total Revenue Efficiency Ratio Pre-Provision Net Revenue(1)Revenue and Efficiency Ratio(1) CORE EARNINGS AND EFFICIENCY Note: All dollars in millions 1. Excludes merger-related expenses. Please refer to non-U.S. GAAP reconciliation in the appendix. 2. Assumes annualized total revenue and pre-provision net revenue Strong capital generation from pre-provision net revenue and operating efficiencies Since 2013: • Compound annual growth for total revenue of 39% and pre-provision net revenue of 46%(1)(2) • Efficiency ratio improved from 64.7% to 48.6%(1) (2) (2) $23.4 $33.6 $52.2 $79.0 $131.7 $192.3 $224.1 $313.5 $371.6 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Pre-Provision Net Revenue PPNR / Average Assets

14© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NET INTEREST MARGIN 1. Please refer to non-U.S. GAAP reconciliation in appendix. Core net interest margin and core loan yield exclude accretion and other one-time adjustments. Reported and Core Net Interest Margin NIM decreased in Q1 2021, primarily driven by changes in the mix of earning assets Loan Yields Cost of Deposits Factors Affecting Q1 2021 Net Interest Margin Increase Decrease (1) (1) 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.13% 3.48% 3.30% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Reported Net Interest Margin Core Net Interest Margin 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.54% 4.89% 4.81% 5.28% 5.18% 5.18% 5.13% 5.04% 5.30% 5.30% 4.61% 4.52% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Reported Loan Yield Core Loan Yield 0.34% 0.34% 0.32% 0.28% 0.28% 0.51% 0.66% 0.25% 0.11% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Cost of Deposits

15© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NIE & OPUS COST SAVINGS 1. Actual Q1 2021 noninterest expense excludes merger-related expenses Pre-Merger Annual Noninterest Expense Pacific Premier Opus $160 $270 $430 $270 $120 Estimated Annual Noninterest Expense With Cost Savings Estimated 25% Cost Savings Actual Q1 2021 Noninterest Expense Annualized(1) $370 $390 Achieved greater than estimated cost savings during second half of 2020 • Estimated cost savings of 25% of Opus’ annual expense run rate; Q3 & Q4 2020 annualized NIE surpassed estimate • Cost savings were fully phased in at year-end

16© 2021 Pacific Premier Bancorp, Inc. | All rights reserved CECL & LOSS ABSORPTION CAPACITY ACL Change Attributions ($ in millions) Allowance for Credit Losses + Fair Value Mark Allowance for Credit Losses by Loan Type 1. SBA loans that are collateralized by hotel real property 2. SBA loans that are collateralized by real property other than hotel real property 3. Adds back the FV discount to the loans held for investment Increase Decrease Combined Loss Absorption Capacity Updated economic forecast for CECL Model • Utilized Moody’s probability-weighted March economic forecast – model weightings unchanged from December 2020 • Unfunded commitments increase driven by higher loan commitments and composition (dollars in thousands) ACL Balance % of Loans HFI ACL Balance % of Loans HFI Investor loans secured by real estate CRE non-owner occupied 49,176$ 1.84% 45,545$ 1.67% Multifamily 62,534 1.21% 79,815 1.50% Construction and land 12,435 3.86% 13,263 4.19% SBA secured by real estate(1) 5,159 9.00% 5,141 9.63% Business loans secured by real estate CRE owner-occupied 50,517 2.39% 41,594 2.05% Franchise real estate secured 11,451 3.29% 10,876 3.19% SBA secured by real estate(2) 6,567 8.25% 6,451 8.72% Commercial loans Commercial and industrial 46,964 2.66% 43,373 2.62% Franchise non-real estate secured 20,525 4.61% 18,903 4.74% SBA non-real estate secured 995 6.24% 890 5.97% Retail loans Single family residential 1,204 0.52% 822 0.45% Consumer loans 491 7.09% 326 5.15% ACL for Loans HFI 268,018$ 2.02% 266,999$ 2.04% ACL for off-balance sheet commitments 31,118 32,778 Total Allowance for Credit Losses 299,136$ 299,777$ 12/31/2020 3/31/2021 (dollars in thousands) Balance % of Total Loans Held for Investment Allowance for Credit Losses 266,999$ 2.04% Plus: Fair Value Mark on Acquired Loans(3) 103,906 0.79% Total Allowance + Fair Value Mark(3) 370,905$ 2.81%

17© 2021 Pacific Premier Bancorp, Inc. | All rights reserved ATTRACTIVE DEPOSIT MIX 1. Quarterly average cost 2. As of March 31, 2021 • 92% of total deposits are non-maturity and 38% are noninterest-bearing demand • Deposit mix reflects our relationship-based business model Deposit Sources (% of Total) $16.7 Billion 0.48% 0.32% 0.20% 0.14% 0.11% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Cost of Deposits(1) 88% 89% 89% 90% 92% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-Maturity Deposits (% of Total) Branches 64% HOA 12% Pacific Premier Trust 9% Escrow & Specialty 14% Broker/ Wholesale 1% Balance % of Total Cost of Deposits(1) Weighted Avg Rate(2) (dollars in thousands) Noninterest-bearing demand 6,302,703$ 38% 0.00% 0.00% Interest-bearing demand 3,155,071 19% 0.06% 0.05% Money market and savings 5,911,417 35% 0.19% 0.15% Total non-maturity deposits 15,369,191 92% 0.09% 0.07% Retail certificates of deposit 1,353,431 8% 0.34% 0.67% Wholesale/brokered certificates of deposit 17,385 0% 0.46% 1.15% Total certificates of deposit 1,370,816 8% 0.35% 0.68% Total deposits 16,740,007$ 100% 0.11% 0.12% Q1 2021

18© 2021 Pacific Premier Bancorp, Inc. | All rights reserved HIGH QUALITY SECURITIES PORTFOLIO Investment Securities as of March 31, 2021 Historical Balances and Yields Liquid, highly-rated securities portfolio • Investment securities totaled $3.88 billion, or 19% of total assets, as of March 31, 2021 • Securities decreased $75.6 million from the prior quarter • Sold $175.3 million and recorded a $4 million gain • Held-to-Maturity securities were $21.9 million as of March 31, 2021 • Q1 2021 average yield of 1.71% • Portfolio effective duration of 6.2 years • Unrealized loss of $21.3 million $3.9 Billion Rating Muni MBS CMO Agency Corp Notes Treasuries Total % AAA $995.4 $893.6 $509.0 $663.2 -- $32.1 $3,093.3. 79.7% AA $423.0 -- -- -- -- -- $423.0 10.9% A $2.3 -- -- -- $150.1 -- $152.4 3.9% BBB $1.3 -- -- -- $209.3 -- $210.7 5.4% Total $1,422.1 $893.6 $509.0 $663.2 $359.4 $32.1 $3,879.3 100% Summary of Credit Ratings $1,372 $2,369 $3,629 $3,955 $3,879 $1,503 $1,792 $3,284 $3,965 $4,087 2.74% 2.36% 1.73% 1.72% 1.71% 1Q20 2Q20 3Q20 4Q20 1Q21 Period-end Balance Average Balance Average Yield Muni Bonds $1,422.1 37% MBS $893.6 23% CMO $509.0 13% Treasuries $32.1 1% Agency $663.2 17%Corp Notes $359.4 9%

Loan Portfolio and Credit Quality

20© 2021 Pacific Premier Bancorp, Inc. | All rights reserved • 83% of loan portfolio is real estate secured • Geographically diversified Note: All dollars in thousands Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower 1. As of March 31, 2021 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel real property 3. SBA loans that are collateralized by real property other than hotel real property 4. Based on state where primary real property collateral is located, if available, otherwise borrower address is used. All California information is for respective county Loans by Type Loans by Geography(4) DIVERSIFIED LOAN PORTFOLIO Investor real estate secured 64% Business real estate secured 19% Commercial 16% Retail 1% Los Angeles 29% Orange County 11% Other CA 34% Pacific NW 11% AZ 6% Other States 9% Balance Investor real estate secured CRE non-owner occupied 2,729,785$ 20.8% 4.32 % Multifamily 5,309,592 40.5 3.98 Construction and land 316,458 2.4 5.33 SBA secured by real estate(2) 56,381 0.4 5.00 Total investor real estate secured 8,412,216 64.1 4.15 Business real estate secured CRE owner-occupied 2,029,984 15.5 4.37 Franchise real estate secured 340,805 2.6 4.96 SBA secured by real estate(3) 73,967 0.6 5.24 Total business real estate secured 2,444,756 18.6 4.47 Commercial Commercial and industrial 1,656,098 12.6 3.89 Franchise non-real estate secured 399,041 3.0 5.31 SBA non-real estate secured 14,908 0.1 5.61 Total commercial 2,070,047 15.8 4.17 Consumer Single family residential 184,049 1.4 4.24 Consumer 6,324 0.0 5.24 Total consumer 190,373 1.5 4.27 Total loans held for investment 13,117,392$ 100.0% 4.21 % As of March 31, 2021 % of Total Weighted Average Rate(1)

21© 2021 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of Total Loans) Classified Loans (% of Total Loans) Net Charge-offs (% of Loans) Asset quality trends remain positive in current economic environment $21.1 $34.2 $27.5 $29.2 $38.9 0.18% 0.17% 0.14% 0.15% 0.19% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Nonperforming Assets NPAs / Assets $28.9 $38.2 $29.4 $13.3 $22.6 0.33% 0.25% 0.22% 0.10% 0.17% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Past Due Loans PD Loans / Loans HFI $54.1 $89.9 $136.7 $128.3 $134.7 0.62% 0.60% 1.02% 0.97% 1.03% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Classified Loans Classified Loans / Loans HFI $1.3 $4.7 $4.5 $6.4 $1.3 0.02% 0.04% 0.03% 0.05% 0.01% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 Net Charge-offs NCOs / Avg Loans

22© 2021 Pacific Premier Bancorp, Inc. | All rights reserved 3.23% 1.65% 0.19% 4.21% 0.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 21 PPBI Peer Median CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers, including the 2008-2012 credit cycle Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 PDNB Failed- Bank Acquisition 4/27/12 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $50 billion as of December 31, 2020

23© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 389% 340% 336% 287% 287% 275% 356% 341% 342% 332% 326% 306% 285% 385% 363% 352% 349% 0% 200% 400% 600% 800% Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE concentrations well in excess of 300% • CRE concentrations are well-managed across the organization and stress tested semiannually Opus Acquisition CRE TO CAPITAL CONCENTRATION RATIO

PPBI Culture and Governance

25© 2021 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER BANK Our culture is defined by our Success Attributes

26© 2021 Pacific Premier Bancorp, Inc. | All rights reserved We are focused on transparency and continuous improvement in ESG Environmental ISS QualityScore: 4 Social ISS QualityScore: 3 Governance ISS QualityScore: 1 • We created and filled the roles of Director of ESG & Corporate Responsibility and Corporate Social Responsibility Officer, specifically to allocate resources to making further progress toward our ESG goals • We established a management-level ESG Management Group to help develop, implement, and manage the Company’s ESG program • Issued our inaugural ESG Overview Report which highlight actions we have taken to enhance our oversight of, and transparency with respect to, ESG-related issues Commitment to Continuous Improvement Alignment to the UN Sustainable Development Goals Our ESG initiatives and the support we give to organizations in our communities help us align to several UN SDGs Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact Our employees actively volunteer and support non- profit organizations and other community organizations to strengthen and empower the communities we serve $576 million of investments and loans in 7,337 affordable housing units Community Partnerships and Support 9,100 Volunteer Hours 300+ Community Partnerships Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization 68% of charitable giving benefited minority communities • Early stages of developing a GHG emissions inventory and environmental impact of our loan standards • Initial assessment of potential impacts of climate-related risks and opportunities • Currently evaluating the adoption of a formal environmental disclosure framework, including the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”) methodologies 1. Community Partnerships and Support, COVID-19 Relief Efforts, and Social Justice Initiatives data is for the 12-month period ended December 31, 2020 COVID-19 Relief Efforts Social Justice Initiatives COMMITMENT TO ESG • The Board made its Nominating and Governance Committee, composed entirely of independent directors, responsible for overseeing our strategy, policies and initiatives related to our ESG program • Specific aspects of ESG are overseen by other Board committees, including the Enterprise Risk Committee

27© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Employee safety, supporting clients, and strengthening PPBI for the long-term • Activated our Business Continuity Program, Pandemic Preparedness Plan, and daily leadership calls • Branches remained open with reduced hours, closed lobbies of branches with drive-throughs, social distancing measures exercised to keep employees and clients safe • Company-wide PPE provisions, cleaning protocols, reconfiguration of corporate HQ and branches to keep employees safe; rapid COVID-19 testing provided monthly for all employees and their partners • Special appreciation bonus and increased benefits; branch employees paid full-time for partial days worked • Hourly employees awarded 4-hour pay allocation to receive COVID-19 vaccination • Consistently monitored and analyzed the loan portfolio to identify potential at-risk segments • Monitored line of credit draws for deviations from normal activity • Held discussions with clients, analyzing the impact and utilizing government programs where appropriate • Designed a thoughtful loan modification program and granted accommodations on $2.3 billion of loans • Ensured we remain well capitalized across all regulatory capital ratios • Temporarily suspended stock buyback program and maintained quarterly cash dividend rate(1) • Ensured ample balance sheet liquidity, access to additional borrowing capacity and strong net income Employees Loan Portfolio Capital and Liquidity • Waived up to 5 non-sufficient funds / overdraft fees per month and early withdrawal fees on CDs, provided ATM fee waivers and increased daily cash withdrawal limits on ATM / Debit Cards • Closed 3,851 PPP loans, resulting in the retention of 122,803 jobs • Incorporated legislative, regulatory and accounting guidelines to establish COVID-19 modification program Clients OUR COVID-19 RESPONSE 1. New stock repurchase program approved on January 11, 2021. Quarterly dividend rate increased on October 27, 2020.

28© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Our Board continues to strengthen our corporate governance practices to enhance long-term shareholder value Board Independence • Lead Independent Director • Independent Board (9 of 10 directors are independent) • All Board committees composed of independent directors • Independent directors conduct regular executive sessions led by the Lead Independent Director Board Practices • Annual Board and committee assessments • Risk oversight and strategic planning by full Board and committees • Outside Board service limited to three additional Boards • Board has direct access to all of our Senior Executive Officers Board Accountability • Annual election of all directors • Majority vote standard in place (uncontested elections) • Shareholders have the ability to call a special meeting with 10% support • Shareholder engagement program with feedback incorporated into Board deliberations Stock Ownership / Compensation • Robust stock ownership guidelines for all Directors and Named Executive Officers • Clawback policy in place • Maintain restrictions on hedging and pledging shares of our stock • Double trigger vesting provisions in place CORPORATE GOVERNANCE

29© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors and making recommendations for potential nominees • The Board also believes that diversity and inclusion in various respects is extremely important (currently 3 independent directors are female) and is mindful of this need as candidates are considered to fill current Board vacancies Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  An ability to make a significant and immediate contribution to the Board’s discussions and decision-making  Background and experience of candidates, particularly in areas important to the operation of the Company  Special skills, expertise or background that add to and complement the range of skills experiences and backgrounds  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform his or her duties as a director Our Process in Action Four Independent Directors Added Since 2018 • M. Christian Mitchell Prior Senior Partner, Deloitte • Barbara Polsky Partner Manatt, Phelps & Phillips, LLP • Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings • Richard Thomas Prior EVP and CFO, CVB Financial Corporation BOARD REFRESHMENT & EVALUATION PROCESS

30© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  We have maintained a strong credit culture in both good times and bad  Emphasis on risk management has been and continues to be a key strength of our organization  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011  Financial results remain solid – strong capital ratios and core earnings  Our culture differentiates us and drives fundamentals for all stakeholders  We believe we are well-positioned to take advantage of opportunities that arise from this economic crisis  Shareholder value is our key focus – building long-term value for our owners  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation

Appendix Material

32© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. As of March 31, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total stockholders' equity 78,602$ 86,777$ 134,517$ 175,226$ 199,592$ 298,980$ 459,740$ 1,241,996$ 1,969,697$ 2,012,594$ 2,746,649$ 2,703,098$ Less: Intangible assets - 2,069 2,626 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 981,568 Tangible common equity 78,602$ 84,708$ 131,891$ 151,170$ 171,028$ 240,978$ 347,799$ 705,653$ 1,060,415$ 1,120,960$ 1,762,573$ 1,721,530$ Total assets 826,816$ 961,128$ 1,173,792$ 1,714,187$ 2,037,731$ 2,789,599$ 4,036,311$ 8,024,501$ 11,487,387$ 11,776,012$ 19,736,544$ 20,173,298$ Less: Intangible assets - 2,069 2,626 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 981,568 Tangible assets 826,816$ 959,059$ 1,171,166$ 1,690,131$ 2,009,167$ 2,731,597$ 3,924,370$ 7,488,158$ 10,578,105$ 10,884,378$ 18,752,468$ 19,191,730$ Tangible common equity ratio 9.51% 8.83% 11.26% 8.94% 8.51% 8.82% 8.86% 9.42% 10.02% 10.30% 9.40% 8.97% Basic shares outstanding 10,033,836 10,337,626 13,661,648 16,656,279 16,903,884 21,570,746 27,798,283 46,245,050 62,480,755 59,506,057 94,483,136 94,644,415 Book value per share 7.83$ 8.39$ 9.85$ 10.52$ 11.81$ 13.86$ 16.54$ 26.86$ 31.52$ 33.82$ 29.07$ 28.56$ Less: Intangible book value per share - 0.20 0.19 1.44 1.69 2.69 4.03 11.60 14.55 14.98 10.42 10.37 Tangible book value per share 7.83$ 8.19$ 9.65$ 9.08$ 10.12$ 11.17$ 12.51$ 15.26$ 16.97$ 18.84$ 18.65$ 18.19$ As of December 31,

33© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 3/31/2021 12/31/2020 3/31/2020 Net Income (loss) 68,668$ 67,136$ 25,740$ Plus: amortization of intangible assets expense 4,143 4,505 3,965 Less: amortization of intangible assets expense tax adjustment 1,185 1,288 1,137 Net income for average tangible common equity 71,626$ 70,353$ 28,568$ Plus: merger-related expense 5 5,071 1,724 Less: merger-related expense tax adjustment 1 1,450 494 Net income for average tangible common equity excluding merger-related expenses 71,630$ 73,974$ 29,798$ Average stockholders' equity 2,749,641$ 2,710,509$ 2,037,126$ Less: average intangible assets 83,946 88,216 81,744 Less: average goodwill 898,587 898,436 808,322 Average tangible common equity 1,767,108$ 1,723,857$ 1,147,060$ Return on average equity(1) 9.99% 9.91% 5.05% Return on average tangible common equity(1) 16.21% 16.32% 9.96% Return on average tangible common equity excluding merger-related expense(1) 16.21% 17.16% 10.39% Three Months Ended,

34© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Losses from 2013-2016 related to Other Than Temporary Impairment For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of securities, other income – security recoveries, and gain/(loss) on sale of other real estate owned. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below. (1) FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Total noninterest expense 50,815$ 54,938$ 73,332$ 98,063$ 167,958$ 249,905$ 259,065$ 381,119$ 92,489$ Less: amortization of intangible assets expense 764 1,014 1,350 2,039 6,144 13,594 17,245 17,072 4,143 Less: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 Less: Other real estate owned operations, net 618 75 121 385 72 4 160 1 - Noninterest expense, adjusted 42,507$ 52,359$ 67,062$ 91,251$ 140,740$ 217,853$ 241,004$ 314,917$ 88,341$ Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 161,652$ Add: Total noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 23,740 Less: Net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 13,882 4,046 Less: Other income - security recoveries (4) (29) - (205) 1 4 2 2 2 Less: Net gain (loss) from other real estate owned - - - 18 46 281 52 (112) - Less: Net gain (loss) from debt extinguishment - - - - - - (612) - (503) Revenue, adjusted 65,715$ 85,494$ 120,397$ 171,067$ 275,832$ 422,054$ 474,524$ 631,764$ 181,847$ Efficiency Ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6%

35© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Interest income 63,800$ 81,339$ 118,356$ 166,605$ 270,005$ 448,423$ 526,107$ 630,726$ 172,994$ Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 56,515 11,342 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 574,211 161,652 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 23,740 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 645,536 185,392 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 381,119 92,489 Add: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 Pre-provision net revenue 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 92,908$ Pre-provision net revenue (annualized) 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 371,632$ Average Assets 1,441,555$ 1,827,935$ 2,621,545$ 3,601,411$ 6,094,883$ 9,794,917$ 11,546,912$ 16,817,242$ 19,994,260$ PPNR / Average Assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 0.46% PPNR / Average Assets (annualized) 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86%

36© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD and nonrecurring nonaccrual interest paid from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Core loan interest income and core loan yields are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income and nonrecurring nonaccrual interest paid from loan interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Note: All dollars in thousands FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 161,652$ Less: Accretion income 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,866 Less: Premium amortization on CD 139 143 200 411 969 1,551 521 6,443 1,751 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (603) Core net interest income 55,064$ 71,565$ 101,712$ 143,486$ 233,632$ 374,698$ 425,701$ 534,683$ 150,638$ Average interest-earning assets 1,399,806$ 1,750,871$ 2,503,009$ 3,414,847$ 5,583,774$ 8,836,075$ 10,319,552$ 15,373,474$ 18,490,426$ Net interest margin 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% Core net interest margin 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.13% 3.48% 3.30% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Loan interest income 58,089$ 75,751$ 111,097$ 157,935$ 251,027$ 415,410$ 485,663$ 577,558$ 155,225$ Less: Loan accretion 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,866 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (603) Core loan interest income 54,848$ 73,824$ 106,710$ 148,757$ 238,126$ 398,948$ 464,584$ 544,473$ 145,962$ Average loans 1,039,654$ 1,424,727$ 2,061,788$ 2,900,379$ 4,724,808$ 7,527,004$ 8,768,389$ 11,819,898$ 13,093,609$ Loan yield 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.54% 4.89% 4.81% Core loan yield 5.28% 5.18% 5.18% 5.13% 5.04% 5.30% 5.30% 4.61% 4.52%